Empresa Mixta Ecosocialista Siembra Minera, S.A.:	12 Months Ended
Dec. 31, 2021
Empresa Mixta Ecosocialista Siembra Minera S.a.
Empresa Mixta Ecosocialista Siembra Minera, S.A.:

Note 7. Empresa Mixta Ecosocialista Siembra Minera, S.A.:

In October 2016, together with an affiliate of the government of Venezuela, we established Siembra Minera by our purchasing shares in Siembra Minera for a nominal amount and entering into the Contract for the Incorporation and Administration of the Mixed Company with the government of Venezuela (the "Mixed Company Formation Document"). The primary purpose of this entity is to develop the Siembra Minera Project, as defined below. Siembra Minera is beneficially owned 55% by Corporacion Venezolana de Mineria, S.A., a Venezuelan government corporation, and 45% by Gold Reserve. Siembra Minera (pursuant to the agreement which governs the formation and operation of Siembra Minera) was granted certain gold, copper, silver and other strategic mineral rights (primarily comprised of the historical Brisas and Cristinas areas) contained within Bolivar State comprising the Siembra Minera Project (which has a twenty year term with two ten year extensions) and is, among other things authorized, via current or future Presidential Decrees and Ministerial resolutions, to carry on its business, pay a net smelter return royalty to Venezuela on the future sale of gold, copper, silver and any other strategic minerals over the life of the Siembra Minera Project and provide net profits participation based on the sales price of gold per ounce. A number of authorizations, which still have not been provided by the current administration, are critical to the future operation and economics of the Siembra Minera Project. Pursuant to the Settlement Agreement (as described in Note 3), both parties will retain their respective interest in Siembra Minera in the event all of the agreed upon Settlement Agreement payments are not made by Venezuela.

In March 2022, the Ministry of Mines of Venezuela issued a Resolution that purports to revoke the mining rights of Siembra Minera for alleged non-compliance with certain Venezuelan mining regulations. We are considering all legal rights and remedies available under the Settlement Agreement and applicable law.

On March 16, 2018, the Company announced the completion of a technical report for the Preliminary Economic Assessment ("PEA") for the Siembra Minera Project. The Company has directly incurred the costs associated with the Siembra Minera Project which, beginning in 2016 through December 31, 2021, amounted to a total of approximately $22.7 million. The Siembra Minera Project and related expenditures primarily include costs associated with the completion of the PEA that included a number of engineering and environmental third-party advisors as well as costs associated with a number of social work programs in the vicinity of the Siembra Minera Project, which are expensed as incurred and classified within "Siembra Minera Project Costs" in the Consolidated Statements of Operations. Project expenditures incurred in 2021 and 2020 include costs associated with the retention of technical consultants, work related to compliance and reporting obligations, maintenance of the technical data base, and ongoing costs of social work programs.

Even if the purported revocation of the mining rights in connection with the Siembra Minera Project is successfully appealed or overturned, the Sanctions, along with other constraints, could adversely impact our ability to finance, develop and operate the Siembra Minera Project.